GOING CONCERN	12 Months Ended
Dec. 31, 2018
GOING CONCERN [Abstract]
GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company sustained a net loss from continuing operations of $4,131,314, a loss of $1,092,750 from discontinued operations and used cash in operating activities of $3,956,930 for the year ended December 31, 2018. The company had an accumulated deficit of $17,042,966 at December 31, 2018. These factors raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period. The Company's continuation as a going concern is dependent upon its ability to generate revenues, control its expenses and its ability to continue obtaining investment capital and loans from related parties and outside investors to sustain its current level of operations.

Management continues raising capital through private placements and is exploring additional avenues for future fund-raising through both public and private sources. The Company is not currently involved in any binding agreements to raise private equity capital.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.